Exhibit 99.1

Fleet Update Summary
June 16, 2011

Transocean Ltd. (NYSE: RIG), (SIX: RIGN)

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Update Summary

Updated: June 16, 2011

Revisions to Fleet Status Report Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start Date (2)	Estimated Expiration Date (2)		Dayrate on Current Contract (3) (Dollars)		Dayrate on Previous Contract (3) (Dollars)		Estimated Out of Service Days (4)
															Q1 2011	Q2 2011	Q3 2011	Q4 2011
Ultra-Deepwater
Discoverer Spirit(6)	ship	«	2000	10,000	35,000	USGOM	Anadarko	Apr-11	Jun-11		540,000		507,000		—	22	15	—
						Liberia	Anadarko	Jun-11	Aug-11		547,000	(11)	540,000
						Sierra Leone	Anadarko	Aug-11	Nov-11		545,000	(11)	547,000	(11)
						Liberia	Chevron	Nov-11	Mar-12		564,000	(11)	545,000	(11)
						USGOM	Anadarko	Mar-12	Apr-14		540,000		564,000	(11)
Deepwater Discovery(6),(7)	ship	«	2000	10,000	30,000	Brazil	Devon	Oct-09	Aug-13		463,000		425,000		90	81	—	—
Deepwater Millennium(6)	ship	«	1999	10,000	30,000	Ghana	Anadarko	Nov-10	Jul-11		576,000		543,000		—	10	—	37
						Brazil	Anadarko	Jul-11	May-13		561,000	(7)	576,000
Deepwater Frontier(13)	ship	«	1999	10,000	30,000	Australia	ExxonMobil	Sep-11	Nov-13		475,000	(6)	477,000		—	—	92	8
Sedco Energy	semi	«	2001	7,500	35,000	Ghana	Tullow	Aug-11	Aug-13		440,000		N/A		31	91	31	—
Deepwater
Deepwater Navigator (7),(8)	ship	«	1971/2000	7,200	25,000	Brazil	Petrobras	May-11	Feb-16	(12)	382,000		190,000		90	91	48	—
Discoverer 534	ship	«	1975/1991	7,000	25,000	Malaysia			Stacked						—	—	—	—
Sedco 707(7),(8)	semi	«	1976/1997	6,500	25,000	Brazil	Petrobras	Nov-09	Nov-14	(12)	409,000		188,000			—	—	—
GSF Celtic Sea	semi		1982/1998	5,750	25,000	Angola	ExxonMobil	May-11	Jul-12		320,000		486,000		40	91	15	—
						Angola	ExxonMobil	Jul-12	Jul-13		324,000		320,000
						Angola	ExxonMobil	Jul-13	Jul-14		328,000		324,000
Sedco 710 (7),(8)	semi	«	1983/2001	4,500	25,000	Brazil	Petrobras	Oct-10	Oct-16	(12)	295,000		128,000		—	—	59	—
Harsh Environment(5)
Paul B. Loyd, Jr. (6),(7)	semi		1990	2,000	25,000	UKNS	BP	Apr-09 Mar-12	Mar-12 Mar-13		509,000 345,000		312,000 509,000		85	24	—	—
Midwater Floaters
Transocean Amirante	semi		1978/1997	3,500	25,000	USGOM	Eni	Jul-08	Jun-11		364,000	(6),(10)	325,000		—	15	63	—
						Egypt	Burullus Gas Company	Aug-11	Jun-12		247,000		364,000	(6),(10)
Transocean Prospect(7)	semi		1983/1992	1,500	25,000	UKNS	Nexen	Jun-11	Feb-13		245,000		N/A		—	—	—	—
High Specification Jackups
GSF Constellation II			2004	400	30,000	Egypt	Pharonic Petroleum Company	Feb-10	Jan-12		109,000		194,000		59	—	—	—
GSF Galaxy II(7)			1998	400	30,000	UKNS	GDF Suez	Jun-11	May-12		170,000		N/A		—	61	—	—
Standard Jackups
Trident IX			1982	400	21,000	Malaysia	Petrofac	Jul-11	Jun-13		114,000		N/A		—	—	—	—
GSF Key Hawaii			1982	300	25,000	Bahrain			Idle						—	—	—	—
Trident XIV			1982/1994	300	25,000	Angola	Chevron	May-11	Nov-11		105,000		154,000		—	—	—	—
GSF Rig 124			1980	250	20,000	Egypt	Petrobel	Jun-11	Aug-11		63,000		N/A		—	—	—	—
Fixed-Price Options(9)

Midwater Floaters
Transocean Prospect (7)	semi		1983/1992	1,500	25,000	UKNS	Nexen	Feb-13	Aug-13		245,000		N/A
High Specification Jackups
GSF Constellation II			2004	400	30,000	Egypt	Pharaonic Petroleum Company	Mar-12	Jun-12		115,000		109,000
								Jun-12	Dec-12		100,000		115,000
Standard Jackups
GSF Rig 124			1980	250	20,000	Egypt	Petrobel	Aug-11	Dec-11		63,000		N/A

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Update Summary

Updated: June 16, 2011

Revisions to Fleet Status Report Noted in Bold

Footnotes

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) As of April 2, 2009, Estimated Contract Start and Estimated Expiration Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2009 will be reported as commencing in April 2009) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2009 will be reported as commencing in May 2009). Expiration dates represent the company’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the customer to extend the contract.

(3) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Customer Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates. This column may not reflect the rate currently being received under the contract as a result of an applicable standby rate or other rate, which typically is less than the contract dayrate.

(4) The out of service time represents those days where a rig is scheduled to be out of service and not be available to earn an operating dayrate. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation)” section of the Disclaimers & Definitions for a full description.

(5) Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day. See note (3) for definition of full operating dayrate.

(6) Reflects the current contracted dayrate which could reflect prior cost escalations and could change in the future due to further cost escalations.

(7) Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.

(8) Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(9) Fixed price options may be exercised at the customer’s discretion. During periods when dayrates on new contracts are increasing relative to existing contracts, the likelihood of customers’ exercising fixed price options increases. During periods when dayrates on new contracts are decreasing relative to existing contracts, the likelihood of customers’ exercising fixed price options declines.

(10) Since NTL 4 and declaration of the moratorium in the Gulf of Mexico, we have had a disagreement with the operator regarding the applicable rates under the drilling contract. We are currently in discussions with the customer to resolve these differences.

(11) Dayrate excludes tax amounts, to be determined, for which Transocean will be reimbursed.

(12) While the customer has the option to add any out of service days to the end of the contract, the Estimated Expiration Date does not reflect any extension due to this option until actually exercised by the customer.

(13) The rig has completed its contract on April 25, 2011 and is currently idle before starting shipyard.

Transocean Ltd. (NYSE: RIG), (SIX: RIGN) Fleet Update Summary

DISCLAIMERS & DEFINITIONS

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Demobilizations, Contract Preparation). Changes in estimated out of service time are noted where changes in the time Transocean anticipates that a rig is scheduled to be out of service and not be available to earn an operating dayrate have changed by a period of 30 days or longer for High Specification Floaters or 60 days or longer for all other rig classifications since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report. The changes to estimated out of service time included in this Fleet Status may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable.

Contract Preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements. Shipyards refers to periods during which the rig is out of service as a result of other scheduled shipyards, surveys, repairs, regulatory inspections or other scheduled service or work on the rig. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our customers.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of five of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet. The jackup fleet is subdivided into two categories; “High Specification” which consists of harsh environment and high performance jackups and “Standard”.

Stacking. An “Idle” rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for 30 to 60 days following initiation of stacking.

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